EX-10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (“Agreement”) executed on this December 27, 2024 (“Execution Date”) is made and entered into between Roadzen Inc. (the “Company”) and ____________ (the “Subscriber”).

WHEREAS, the Company has previously borrowed the aggregate amount of USD _________ (the “Exchange Amount”) from the Subscriber (the “Credit Arrangement”);

WHEREAS, pursuant to a binding term sheet agreement dated July 18, 2024 executed between Company and Subscriber (the “Term Sheet”), the Subscriber has agreed to extinguish all liabilities and debts associated with the Credit Arrangement, including, without limitation, the Exchange Amount (collectively, the “Obligations”), in exchange for the issuance to the Subscriber of Subscription Securities (as defined hereinafter);

WHEREAS, in accordance with the terms of the Term Sheet, the Subscriber desires to purchase from the Company, and the Company desires to issue to the Subscriber, the Subscription Securities in consideration for the extinguishment of all of the Obligations.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.
Definitions

In this Agreement, the words and expressions set forth below shall have the following meanings:

“Agreement” shall have the meaning ascribed to such term in the preamble;

“Business Day” shall mean any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close;

“Company” shall have the meaning ascribed to such term in the preamble;

“Closing” shall have the meaning ascribed to such term in paragraph (a) of Section 3;

“Closing Date” shall have the meaning ascribed to such term in paragraph (a) of Section 3;

“Credit Arrangement” shall have the meaning ascribed to such term in the recitals;

“Demand Registration” shall have the meaning ascribed to such term in paragraph (a) of Section 5.2;

“Demand Registration Notice” shall have the meaning ascribed to such term in paragraph (a) of Section 5.2;

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time, and the rules and regulations promulgated thereunder;

“Exchange Amount” shall have the meaning ascribed to such term in the recitals;

“Execution Date” shall have the meaning ascribed to such term in the preamble;

“Indemnitees” shall have the meaning ascribed to such term in paragraph (a) of Section 5.7;

“Notice” shall have the meaning ascribed to such term in paragraph (d) of Section 6;

“Obligations” shall have the meaning ascribed to it in the recitals;

“OFAC” shall have the meaning ascribed to such term in paragraph (k) of Section 4.2;

“Ordinary Shares” shall mean the ordinary shares of the Company, each having a par value of USD 0.0001;

“Other Security Holders” shall have the meaning ascribed to such term in paragraph (a) of Section 5.2;

“Person” shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind;

“Piggyback Registration” shall have the meaning ascribed to such term in paragraph (a) of Section 5.1;

“Registration Statement” shall have the meaning ascribed to such term in paragraph (a) of Section 5.1;

“Releasee” shall have the meaning ascribed to such term in paragraph (b) of Section 1;

“SEC” shall mean the Securities and Exchange Commission;

“Securities Act” shall mean Securities Act of 1933 as it may be amended from time to time, and the rules and regulations promulgated thereunder;

“Subscriber” shall have the meaning ascribed to such term in the preamble;

“Subscription Securities” shall have the meaning ascribed to such term in paragraph (a) of Section 1;

“Suspension Event” shall have the meaning ascribed to such term in Section 5.5;

“Term Sheet” shall have the meaning assigned to it in the recitals;

“USA Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001; and

“Violations” shall have the meaning ascribe to such term in paragraph (a) of Section 5.7.

2.
Subscription and Release

(a)
Subject to the terms and conditions set forth herein, the Company agrees to issue to the Subscriber, and the Subscriber agrees to purchase from the Company, ____________ Ordinary Shares (the “Subscription Securities”), calculated as the Exchange Amount divided by USD 2.80 (Two United States Dollars and Eighty Cents) and rounded down to the nearest integer.

(b)
Immediately upon issuance of the Subscription Securities under the terms of this Agreement, any and all liabilities of the Company in relation to the Credit Arrangement, and all claims of the Subscriber against the Company arising out of the Credit Arrangement, including, without limitation, the Obligations, shall be irrevocably extinguished. The Subscriber further acknowledges and accepts that issuance of the Subscription Securities shall constitute full and final consideration for, and settlement of any and all obligations and liabilities of the Company in favor of the Subscriber under or in connection with, the Credit Arrangement (including, without limitation, the Obligations). Accordingly, immediately upon issuance of the Subscription Securities the Subscriber, without further action, does hereby fully, completely and irrevocably waive, release, remise, acquit, and forever discharge and covenant not to sue the Company or any of its stockholders, employees, agents, successors, assigns, legal representatives, affiliates, directors and officers (collectively “Releasees”) with respect to any and all claims, demands, suits, obligations, debts, liabilities, torts, covenants, contracts, or causes of action of any kind whatsoever, at law or in equity, including without limitation, from all known and unknown charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, penalties, fees, wages, expenses (including attorneys’ fees and costs actually incurred) and punitive damages, of any nature whatsoever, known or unknown, which the Subscriber has, or may have had, against the Company, whether or not apparent or yet to be discovered, or which may hereafter develop, in relation to the Credit Arrangement.

(c)
Subscriber agrees that by signing this Agreement and accepting the benefits it provides, and by voluntarily releasing and discharging the Company and the Releasees from any and all claims as described above. Subscriber specifically and freely waives any and all rights Subscriber may have under California Civil Code § 1542, or similar laws in other jurisdictions, which states:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

In waiving the protections of California Civil Code § 1542, Subscriber acknowledges that Subscriber knows the actual facts and circumstances surrounding this Agreement upon which this release is given. So that this Agreement provides a full and complete waiver and release, Subscriber assumes the risk that Subscriber may later discover facts different from those facts Subscriber now knows or believes to be true. Thus, notwithstanding the provisions of California Civil Code § 1542, and to implement a full and complete release of all claims, Subscriber expressly acknowledges that the releases contained in this Agreement are intended to include in their effect, without limitation, all causes of action or claims Subscriber does not know or suspect to exist in Subscriber’s favor at the time of signing this Agreement, and that this Agreement contemplates the extinguishment of any such causes of action or claims. Subscriber acknowledges that Subscriber may later discover facts different from or in addition to those facts Subscriber knows or believes to be true regarding the matters released or described in this Agreement, and even so Subscriber agrees that the waivers and releases set forth in this Agreement shall remain effective in all respects notwithstanding any later discovery of any different or additional facts. Subscriber assumes any and all risk of any mistake in connection with the true facts involved in the matters, disputes, or controversies described in this Agreement or with regard to any facts now unknown to Subscriber relating to those matters.

3.
Closing Conditions

(a)
On the date hereof (“Closing Date”), the Company shall issue the Subscription Securities to the Subscriber and update its register of members (“Closing”).

(b)
Failure of the Company to issue the Subscription Securities on or prior to the Closing Date will not terminate this Agreement or otherwise relieve either party of its obligations hereunder.

(c)
The obligation of each party to consummate the Closing will be subject to the following conditions:

(i)
no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, rule or regulation which has the effect of prohibiting or making the consummation of the transactions contemplated hereby, illegal; and

(ii)
all representations and warranties contained in this Agreement shall be true and correct in all respects as of the Closing Date.

(d)
At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary to consummate the transactions as contemplated under this Agreement.

4.
Representations and Warranties

4.1.
The Company represents and warrants to the Subscriber that:

(a)
The Company is duly incorporated, validly existing, and in good standing under laws of the British Virgin Islands, and has the required power and authority to operate its business as currently conducted, and to own and use its properties and assets.

(b)
The Company has the required corporate power and authority to enter into this Agreement, fulfill its obligations, and consummate the transactions contemplated hereunder. This Agreement constitutes valid, legal and binding obligations of the Company.

(c)
With effect from the Closing Date, the Subscriber will be the registered and beneficial owner of the Subscription Securities which shall be validly issued, fully paid, non-assessable, and free and clear of all encumbrances.

(d)
The Company’s execution of this Agreement and issuance of the Subscription Securities do not and will not (i) conflict with or violate its charter documents and certificate or articles of incorporation, or (ii) conflict with or result in a violation of any contract to which the Company is party, or of any law, rule, regulation, order, judgment, injunction, decree or other restriction by any court or governmental authority to which the Company is subject.

(e)
The Subscription Securities will, when issued to the Subscriber in accordance with the terms of this Agreement, be duly authorized, validly issued, fully paid and non-assessable.

4.2.
The Subscriber represents and warrants to the Company that:

(a)
The Subscriber is duly incorporated and validly existing in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement, to complete the transactions contemplated hereunder, and to own the Subscription Securities.

(b)
This Agreement constitutes valid, legal and binding obligations of the Subscriber.

(c)
The Subscriber is subscribing to the Subscription Securities for its own account and not, in whole or in part, for the account of any other Person. Further, the Subscriber has not formed any entity, and is not an entity formed, for the purpose of subscribing to the Subscription Securities.

(d)
The Subscriber and its advisors have been provided with all materials regarding the Company requested by the Subscriber prior to entering into this Agreement, including information on the Company’s financial status. The Subscriber acknowledges the risks arising from the subscription and ownership of the Subscription Securities and confirms it has the experience, knowledge, and financial means to evaluate the risks independently, to understand the nature of the investment, and needs no additional representative assistance.

(e)
The Subscriber has not relied on the Company or any of the Company’s management, officers, employees, agents, or consultants, with respect to any legal, investment or tax considerations involved in the subscription, ownership and disposition of the Subscription Securities. The Subscriber has relied solely on the advice of, or has consulted with its own legal counsel, business and/or investment adviser, accountant and tax advisers in regard to the legal, investment and tax considerations involved in the subscription, ownership and disposition of the Subscription Securities.

(f)
The Subscriber understands the business in which the Company is engaged and has such knowledge and experience in business and financial matters such that the Subscriber is capable of evaluating the merits and risks of investing in the Subscription Securities.

(g)
Alone, or together with any professional advisor(s), the Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscription Securities and determined that the Subscription Securities are a suitable investment for the Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of its investment in the Company. The Subscriber acknowledges specifically that a possibility of total loss exists.

(h)
The Subscriber understands that the Subscription Securities are being issued in a transaction not involving any public offering within the meaning of the Securities Act and have not been registered under the Securities Act. The Subscriber is not subscribing to the Subscription Securities as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or (iii) any registration statement the Company filed with the SEC. Further, the Subscriber understands that neither the Company, nor any Person acting on behalf of the Company, has engaged in any form of general solicitation or general advertising in connection with the offer or subscription of the Subscription Securities.

(i)
The Subscription Securities are not presently registered, and other than as set forth herein, the Company has no obligation to register the Subscription Securities or assist the Subscriber in obtaining an exemption from registration.

(j)
The Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscription Securities, or made any findings or determination as to the fairness of this investment.

(k)
The Subscriber and all of its beneficial owners are in compliance with all laws, statutes, rules and regulations relating to anti-terrorism or anti-money laundering laws of any federal, state or local government in the United States of America applicable to such Person(s) or entity(ies), including without limitation, the USA Patriot Act, and all requirements contained in the rules and regulations of the Office of Foreign Asset Control (“OFAC”), the Department of Treasury and in any enabling legislation in respect thereof. Neither the Subscriber nor any of its beneficial owners is listed on the Specifically Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other lists of terrorist or terrorist organizations maintained and made publicly available by any governmental department, agency or other entity.

(l)
The Subscriber is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. Further, the Subscriber represents and warrants that to the extent it has any questions with respect to its status as an “accredited investor”, or the application of the investment limits, it has sought professional advice with regard to such queries.

(m)
The Subscriber shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement.

(n)
The Subscriber is purchasing the Subscription Securities directly from the Company. Further, there have been no representations, warranties, covenants and agreements made to Subscriber by the Company or any of its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set out in this Agreement.

5.
Registration Rights

5.1.
Piggyback Registrations

(a)
If the Company proposes to file a registration statement in compliance with the Securities Act, which registration statement could include the Subscription Securities (“Registration Statement”), the Company shall use commercially reasonable efforts to notify the Subscriber of such proposed filing in writing at least 10 (ten) Business Days prior to the anticipated date of filing. Such notice shall (i) describe the amount and type of securities to be included in the Registration Statement, the intended method of distribution and the name of the proposed underwriter(s) (if any) and (ii) offer the Subscriber in such notice, the opportunity to register all or part of the Subscription Securities as the Subscriber may request within 3 (three) Business Days from the receipt of such notice (“Piggyback Registration”); provided that the Subscriber will not have the right to a Piggyback Registration under any registration statement filed in connection with (x) any employee stock option or other benefit plan; or (y) for an offering of debt that is convertible into equity securities of the Company.

(b)
The notice issued by the Company under paragraph (a) above will specify if the registration statement is for an underwritten offering. If the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of securities to be underwritten, then the managing underwriter(s) may exclude securities (including the Subscription Securities wholly or partly) from the registration and the underwriting.

(c)
The Subscriber shall have the right to withdraw its request for inclusion of the Subscription Securities in any Piggyback Registration by issuing a written notice to the Company expressing its intent to withdraw at least 3 (three) Business Days prior to the date of filing the Registration Statement. Any refusal or withdrawal of consent by the Subscriber to register the Subscription Securities in a Registration Statement shall not have any adverse effect on the Subscriber’s right to include the Subscription Securities in any subsequent Registration Statement filed by the Company.

5.2.
Demand Registration

(a)
In the event that all of the Subscription Securities are not registered pursuant to a Piggyback Registration within 90 (ninety) Business Days following the Closing Date, the Subscriber may make a written demand (“Demand Registration Notice”) for registration of all or part of the Subscription Securities not already registered. Such Demand Registration Notice will describe the amount of Subscription Securities to be included in such registration (“Demand Registration”). The Company shall, within 10 (ten) Business Days from receipt of the Demand Registration Notice, notify, in writing, all other holders of registrable securities who have the right to register part or all of the securities held by them in a registration pursuant to the Demand Registration (“Other Security Holders”) giving such Other Security Holders 5 (five) Business Days to elect whether they want all or part of their securities included in the Demand Registration. The Company shall use its best efforts to effect the Demand Registration within 90 (ninety) Business Days from receipt of the Demand Registration Notice.

(b)
The Company shall not be required to effect more than one Demand Registration under this Agreement.

5.3.
Obligations of the Company

Whenever required to affect the registration of the Subscription Securities pursuant to this Agreement, the Company shall, in a reasonably expeditious manner:

(a)
Prepare and file with the SEC, a Registration Statement with respect to the Subscription Securities requested for registration by the Subscriber and use its best efforts to cause such Registration Statement to become effective.

(b)
Prepare and file with the SEC, such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the registration of all securities covered by such Registration Statement.

(c)
Furnish to the Subscriber such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the registration of the Subscription Securities owned by it, and that are included in such Registration Statement.

(d)
In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

5.4.
It will be a condition precedent to the obligations of the Company to take any action pursuant to Sections 5.1, 5.2 and 5.3 hereof, that the Subscriber will furnish to the Company such information regarding itself, and the securities of the Company held by it, as will be required, to timely effect the registration of such Subscription Securities.

5.5.
Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay or postpone the effectiveness of a Registration Statement, and from time to time to suspend the use of any prospectus included in a Registration Statement, in the event that the Company determines in good faith that such suspension is necessary to (i) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (ii) amend or supplement the Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than 4 (four) occasions or for more than 45 (forty five) consecutive calendar days, in each case during any 12 (twelve) month period.

5.6.
Upon receipt of any written notice from the Company of the happening of any Suspension Event under Section 5.5 above, during the period that a Registration Statement is effective, or if as a result of a Suspension Event a Registration Statement or related prospectus contains any untrue statement of a material fact, or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Subscriber agrees that (i) it will immediately discontinue offers and sales of the Subscription Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective, or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena.

5.7.
Indemnity

In the event any Subscription Securities are included in a Registration Statement under Sections 5.1 or 5.2 above,

(a)
To the extent permitted by law, the Company will indemnify and hold harmless the Subscriber and its owners, employees, officers and directors (collectively with the Subscriber, the “Indemnitees”) against any direct losses, claims, damages or liabilities, to which any of the Indemnitees may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such direct losses, claims, damages or liabilities arise out of or are based upon any of the following statements, omissions or violations (hereinafter referred to as the “Violations”) unless any Violations were attributable to any act or omission by any of the Indemnitees:

(i)
any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii)
the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii)
any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such Registration Statement.

(b)
To the extent permitted by law, the Subscriber will indemnify and hold harmless the Company, each of its employees, directors and officers who have signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of the Securities Act, against any direct losses, claims, damages or liabilities (joint or several) to which the Company or any such employee, director, officer or Person in control of the Company may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent such Violation occurs in reliance upon and in conformity with information furnished by any of the Indemnitees for use in connection with such registration.

(c)
The parties acknowledge that neither party shall be liable to indemnify the other in respect of any punitive, incidental, consequential, special or indirect losses, claims, damages, or liabilities including loss of future revenue or income, loss of business reputation or opportunity, or diminution of value.

6.
Miscellaneous

(a)
Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to the conflicts of law provisions thereof.

(b)
Consent to Jurisdiction

The parties hereby irrevocably and unconditionally (i) submit to the jurisdiction of the state courts of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(c)
WAIVER OF JURY TRIAL

THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(d)
Notices

All notices, requests, consents, claims, demands, waivers, and other communications under this Agreement (each, a “Notice”) shall be in writing and shall be delivered by personal delivery, next day delivery by a nationally recognized overnight courier (with all fees pre-paid), email with confirmation of delivery, or certified or registered mail (in each case, return receipt requested, postage prepaid) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this section):

If to the Company:
Attention: Mr. Jean-Noël Gallardo

Address: 111 Anza Blvd. Ste 109

Burlingame, CA 94010
Email: Jean-Noel@roadzen.ai

If to the Subscriber:
Attention:

Address:

Email:

Each Notice shall be effective upon (a) receipt by the receiving party if delivered by personal delivery or email, (b) one Business Day after dispatch if sent by nationally recognized overnight courier, or (c) 3 (three) Business Days after being mailed if sent by certified or registered mail, return receipt requested.

(e)
Entire Agreement and Assignment

This Agreement, together with any exhibits or schedules hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof (including, without limitation, the Term Sheet). No right or obligation of either party shall be assigned or otherwise transferred without prior notice to, and the written consent of the other party. Any assignment or transfer in violation of the foregoing shall be null and void.

(f)
Fees and Expenses

Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incidental to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the Subscription Securities to the Subscriber.

(g)
Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

(h)
No Third-Party Beneficiaries

This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)
Severability

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such eliminated term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j)
Further Assurances

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request or require in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)
Saturdays, Sundays, Holidays, etc.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(l)
Headings

The headings and other titles preceding the text of each section, subsection or paragraph hereof are for convenience of reference only and shall not affect the construction, meaning or interpretation of this Agreement (or of any provision hereof).

(m)
Counterparts

This Agreement may be executed in any number of counterparts and by the signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

(n)
Amendments and Waivers

Any term of this Agreement may be amended or waived only with the written consent of the parties. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first above written.

Roadzen Inc.

______________________
Name:
Title:

Subscriber:

______________________
Name:
Title: